UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2020

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e) On September 24, 2020, James P. Restivo, notified Benefitfocus, Inc. (the “Company”) that he is resigning as Chief Technology Officer of the Company, effective September 25, 2020. Mr. Restivo’s resignation was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Restivo has agreed to remain at the Company in an advisory role for a transition period ending on December 31, 2020 (the “Termination Date”).

Mr. Restivo is party to an employment agreement with the Company dated on or about December 1, 2015 (the “Employment Agreement”). In connection with his resignation, the Company and Mr. Restivo entered into a separation and release agreement dated September 29, 2020 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Restivo will continue to receive his compensation and benefits as provided in the Employment Agreement through the Termination Date. Subject to Mr. Restivo’s execution of a general release of claims by the Termination Date, Mr. Restivo will receive severance including: (i) continued payment of his base salary for 6 months following the Termination Date; (ii) payment of a portion of his 2020 annual bonus; (iii) continuation coverage under COBRA for 6 months following the Termination Date; and (iv) immediate vesting of time-based vesting equity awards that would have vested within 12 months of the Termination Date.

The foregoing summary of the material terms of the Separation Agreement are subject to the full and complete terms of the agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. A copy of the press release regarding the above matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Separation and Release Agreement dated September 29, 2020, by and between Benefitfocus.com and James P. Restivo.

99.1	Press release dated September 24, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: September 30, 2020	/s/ Alpana Wegner
Alpana Wegner
Chief Financial Officer